UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2024

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Crawfords Corner Road
Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices) (Zip Code)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 10, 2024, BIO-key International, Inc. (the “Company”) received notice (the “Notice”) from The Nasdaq Capital Market LLC (the “Nasdaq Capital Market”) that the Company’s stockholders’ equity reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 does not satisfy the Nasdaq Capital Market continued listing requirement set forth in Nasdaq Listing Rule 5550(b)(1) which requires companies listed on the Nasdaq Capital Market to maintain stockholders’ equity of at least $2,500,000 (the “Rule”).

The Notification has no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements.

The Company has 45 calendar days from the date of the Notice, or until July 25, 2024, to submit a plan to the Nasdaq Capital Market to regain compliance with the Rule. The Company intends to timely submit a compliance plan to the Nasdaq Capital Market. If the plan is accepted, the Nasdaq Capital Market may grant an extension of up to 180 calendar days from the date of the Notice for the Company to provide evidence of compliance. If the plan is not accepted or the Company is not granted an extension, or if the Company is granted an extension and is unable to regain compliance, then the Company may request a hearing before a Nasdaq Hearings Panel. In the event a hearing is requested, all suspension and delisting action would be stayed pending the conclusion of the hearing process.

There can be no assurance that the Company will be able to regain compliance with the Rule.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Certain information contained in this Current Report on Form 8-K (“Form 8-K”) constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this Form 8-K other than statements of historical facts are "forward-looking statements". The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe-harbor" provisions of the Exchange Act and include statements regarding the Company’s intention and timing for submitting a plan to the Nasdaq Capital Market, the Nasdaq Capital Market’s potential responses to our plan, and the Company’s proposed actions if the plan is not accepted by Nasdaq. These statements are not guarantees of future performance or events and are subject to risks and uncertainties that may cause actual results to differ materially from those included within or implied by such forward-looking statements. These risks and uncertainties include our ability to prepare and timely submit a compliance plan, our ability to regain compliance with the continued listing requirements of the Nasdaq Capital Market, the potential delisting of our shares on the Nasdaq Capital Market as well as other factors set forth under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. Except as required by law, we undertake no obligation to disclose any revision to these forward-looking statements whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: June 14, 2024
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch Chief Financial Officer